Exhibit 99.1

Disclaimer

This presentation is not, and nothing in it should be construed as, an offer, invitation or recommendation in respect of the Company’s credit facilities or any of the Company’s securities, or an offer, invitation or recommendation to sell, or a solicitation of an offer to buy, the facilities or any of the Company’s securities in any jurisdiction. Neither this presentation nor anything in it shall form the basis of any contract or commitment. This presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any investor. All investors should consider such factors in consultation with a professional advisor of their choosing when deciding if an investment is appropriate.

The Company has prepared this presentation based on information available to it, including information derived from public sources that have not been independently verified. No representation or warranty, express or implied, is provided in relation to the fairness, accuracy, correctness, completeness or reliability of the information, opinions or conclusions expressed herein.  These projections should not be considered a comprehensive representation of the Company’s cash generation performance.

The financial information included in this presentation is preliminary, unaudited and subject to revision upon completion of the Company's closing and audit processes.  This financial information has not been adjusted to reflect the outcome of any reorganization of the company’s capital structure, the resolution or impairment of any pre-petition obligations, and does not reflect fresh start accounting which the company may be required to adopt.

All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this document, and are expressly qualified in their entirety by the cautionary statements included elsewhere in this document. The financial projections are preliminary and subject to change; the Company undertakes no obligation to update or revise these forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.  Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results.  Projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic and competitive risks, and the assumptions underlying the projections may be inaccurate in any material respect. Therefore, the actual results achieved may vary significantly from the forecasts, and the variations may be material.

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Cautionary Statement Regarding Forward-Looking Statements

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company's plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends and data are based upon the Company's expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, and June 30, 2012, under the headings “Business,” “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following:  the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession Credit Agreement; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company's liquidity, results of operations, brand or business prospects; the monetization of our digital imaging patent portfolio; the outcome of our intellectual property patent litigation matters; the Company's ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession Credit Agreement and to fund continued investments, capital needs, restructuring payments and service its debt; our ability to fairly resolve legacy liabilities; the resolution of claims against the company; our ability to retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; the uncertainty in commodities and foreign exchange rates; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this presentation, and are expressly qualified in their entirety by the cautionary statements included in this presentation. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

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Basis of Preparation

The enclosed preliminary financial projections have been prepared by Eastman Kodak Company (the "Company").  The Company has prepared these financial projections to provide a forecast of the combined company and business unit profitability. The projections are not complete, have not been adjusted to reflect a reorganization of the Company’s capital structure, do not reflect any potential impairment of pre-petition obligations, do not reflect fresh start accounting which the Company may be required to adopt, and have not been prepared on a statutory basis or in accordance with Generally Accepted Accounting Principles (“GAAP”).  All references to dollars are to United States currency unless otherwise stated.

The estimates contained herein are based on the Company’s business plan as referenced on form 8K with the Securities and Exchange Commission on August 13, 2012 adjusted for the following:

(i)	Pro forma to reflect the sales of Personalized Imaging and Document Imaging as if the transactions occurred on January 1, 2013

(ii)	Wind down of sales of consumer inkjet printers, as described in the Company’s September 28, 2012 press release

(iii)	The incorporation of updated forecasts of foreign exchange rates and commodity pricing versus the previously provided bondholder disclosure

(iv)	Additional adjustments related to estimated cost savings and reorganization of the Company’s operating structure as expected to be realized

Certain income statement line items below Earnings Before Interest and Taxes ("EBIT") for 2013 and beyond have not been forecasted as they require additional information that is not currently available.  The following below EBIT line items have not been forecasted: other operating income/expense, tax benefit/expense, interest expense (beyond June 2013), other income/charges, extraordinary items, and earnings/loss from discontinued operations, restructuring or reorganization items.  In addition, the financial projections will be further impacted by restructuring activities related to certain obligations including but not limited to domestic and foreign pensions, other postretirement obligations (“OPEB”), pre-petition obligations and borrowings.  The Company does not make any representation to how these obligations will be treated as part of the restructuring.  In addition, the financial projections do not reflect the cash costs of the pension and OPEB obligations.  The projections have not been compiled, audited, or examined by independent accountants and the Company makes no representations or warranties regarding the accuracy of the projections or its ability to achieve forecasted results.

On September 28, 2012, Kodak issued a press release which included the announcement of the reduction of Kodak’s global workforce by more than 3,900 positions in 2012.  These projections reflect the Company’s current estimate of the impact of these reductions.  As part of its annual planning process for 2013, the Company will develop a detailed headcount budget including the savings from the reduction in workforce and the potential costs or benefits associated with the separation of the Document Imaging and Personalized Imaging businesses. The planning process is scheduled to be completed in late November 2012.

On September 30, 2012, the Company’s Debtor entities filed their Monthly Operating Report with the US Bankruptcy Court for the period ended August 31, 2012. The Debtor’s August results as presented in the MOR do not reflect the benefit of all personnel reductions announced to date.  If the results were adjusted pro-forma for all announced reductions, the Debtor’s employee count would be reduced by approximately 750 and the Debtor’s August "Loss from continuing operations before interest expense, other income (charges), net, reorganization items, net and income taxes" would improve by approximately $6m and August "Cash and Cash Equivalents" would improve by approximately $9m.  In addition, if adjusted pro-forma for all announced reductions, Kodak’s

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global August employee count would be reduced by approximately 1,500 resulting in a global cost savings of approximately $9m in the month of August.

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DRAFT - SUBJECT TO CHANGE

Schedule 1: Select Forecast U.S. Cash Flows (a)
($ in millions)

	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
	Sep-12	Oct-12	Nov-12	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13
U.S. Operating Cash Flow (b)	$ 1	$ (20)	$ (8)	$ 9	$ (49)	$ (13)	$ (2)	$ (18)	$ (11)	$ (17)

(a) Forecast as of 10/07/12 and includes U.S. cash flows only; excludes all other Kodak entities.
(b) U.S. Operating Cash Flow equals cash from the Company's U.S. operations, including the U.S. portion of operations the Company has announced its intention to exit (e.g. Personalized Imaging, Document Imaging, Consumer Inkjet hardware sales) and $24m of dividends forecasted to be received mostly in December.  U.S. Operating Cash Flow excludes any proceeds from asset sales, interest payments, payments related to Chapter 11 and disbursements related to pension and OPEB.

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Schedule 2: Pro Forma Commercial Imaging Combined Financial Projections
($ in millions)

	1H 2013E	2H 2013E	2013E	2014E	2015E
Revenue	$ 1,202	$ 1,523	$ 2,725	$ 2,847	$ 3,041
COGS	1,007	1,149	2,156	2,148	2,261
Gross Profit(a)	$ 195	$ 374	$ 569	$ 698	$ 780
BU R&D	30	35	65	69	74
BU SG&A	138	159	296	296	319
EBIT Before Corp. Allocation (b)	$ 27	$ 180	$ 207	$ 333	$ 388
Depreciation	100	73	173	119	115
Amortization	10	10	19	16	15
EBITDA Before Corp. Allocation (b)	$ 137	$ 262	$ 399	$ 468	$ 517
Corporate SG&A	61	50	111	133	135
Corporate R&D	19	19	37	31	29
EBITDA After Corp. Costs (b)	$ 57	$ 193	$ 251	$ 304	$ 353
Plus: Cash provided by/(used by) NWC	8	(20)	(13)	5	5
Less: CapEx	(33)	(35)	(68)	(66)	(72)
Total Operating Cash Flow	$ 32	$ 138	$ 170	$ 243	$ 285

(a) Operational gross profit (i.e., not GAAP)
(b) Includes approximately $42 million of non-cash pension expense annually. Pension cash contributions are yet to be determined and may differ from the non-cash pension expense
Note: Immaterial rounding differences may exist

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Schedule 2: Pro Forma Commercial Imaging Digital Printing and Enterprise Financial Information (a)
($ in millions)

	1H 2013E	2H 2013E	2013E	2014E	2015E
Revenue	$ 333	$ 500	$ 833	$ 1,107	$ 1,368
COGS	279	369	649	786	948
Gross Profit (b)	$ 53	$ 131	$ 184	$ 321	$ 420
BU R&D
BU SG&A
EBIT Before Corp. Allocation (c)	$ (22)	$ 28	$ 7	$ 126	$ 193
Depreciation
Amortization
EBITDA Before Corp. Allocation (c)	$ (9)	$ 41	$ 32	$ 152	$ 229
Corporate SG&A
Corporate R&D
EBITDA After Corp. Costs (c)
Plus: Cash provided by/(used by) NWC
Less: CapEx
Total Operating Cash Flow

(a) Includes IPS, EPS, Packaging and Functional Printing, and KSB
(b) Operational gross profit (i.e., not GAAP)
(c) Includes approximately $13 million of non-cash pension expense annually. Pension cash contributions are yet to be determined and may differ from the non-cash pension expense
Note: Immaterial rounding differences may exist

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Schedule 2: Pro Forma Commercial Imaging Graphics, Entertainment & Commercial Films Financial Information (a)
($ in millions)

	1H 2013E	2H 2013E	2013E	2014E	2015E
Revenue	$ 794	$ 923	$ 1,717	$ 1,680	$ 1,642
COGS	654	752	1,406	1,347	1,304
Gross Profit (b)	$ 140	$ 171	$ 311	$ 333	$ 338
BU R&D
BU SG&A
EBIT Before Corp. Allocation (c)	$ 52	$ 83	$ 135	$ 167	$ 175
Depreciation
Amortization
EBITDA Before Corp. Allocation (c)	$ 101	$ 133	$ 234	$ 256	$ 257
Corporate SG&A
Corporate R&D
EBITDA After Corp. Costs (c)
Plus: Cash provided by/(used by) NWC
Less: CapEx
Total Operating Cash Flow

(a) Includes Prepress, Entertainment Imaging, Aerial & Industrial Materials, Manufacturing Trade Sales, Enterprise Software, and Graphics Films
(b) Operational gross profit (i.e., not GAAP)
(c) Includes approximately $29 million of non-cash pension expense annually. Pension cash contributions are yet to be determined and may differ from the non-cash pension expense
Note: Immaterial rounding differences may exist

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Schedule 2: Pro Forma Commercial Imaging Other Business Units Financial Information (a)
($ in millions)

	1H 2013E	2H 2013E	2013E	2014E	2015E
Revenue	$ 75	$ 99	$ 175	$ 60	$ 31
COGS	73	28	101	16	8
Gross Profit (b)	$ 2	$ 71	$ 73	$ 44	$ 23
BU R&D
BU SG&A
EBIT Before Corp. Allocation	$ (3)	$ 68	$ 65	$ 40	$ 19
Depreciation
Amortization
EBITDA Before Corp. Allocation	$ 45	$ 89	$ 133	$ 60	$ 32
Corporate SG&A
Corporate R&D
EBITDA After Corp. Costs
Plus: Cash provided by/(used by) NWC
Less: CapEx
Total Operating Cash Flow

(a) Includes Other Non-Operating Business Units, IP Brand Licensing and Consumer Inkjet Systems;
Excludes approximately $60 million of non-cash OPEB credits annually
(b) Operational gross profit (i.e., not GAAP)
Note: Immaterial rounding differences may exist